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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        February 9, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                  WORLD INTERNETWORKS, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                        033-05844-NY               87-0575839
   (State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                         I.D. No.)

                  418 South Commerce Road Suite #422
                             Orem, Utah 84058
               (Address of Principal Executive Offices)

                             (801) 434-7517
                    Registrant's Telephone Number


Item 4.   Changes in Registrant's Certifying Accountant.

          Grant Thornton LLP, Certified Public Accountants, of Provo, Utah, audited the financial statements of the Registrant for the fiscal year ended February 28, 1998; these financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended February 28, 1998, which was previously filed with the Securities and Exchange Commission, and which is incorporated herein by reference.

          On February 9, 1999, Grant Thornton LLP resigned as the
Registrant's certifying accountant. The Registrant has not yet engaged an accounting firm to audit its financial statements for the fiscal year ended February 28, 1999, but anticipates doing so in the near future.

           There were no disagreements between the Registrant and Grant Thornton LLP, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

           The reports of Grant Thornton LLP did not contain any adverse opinion or disclaimer of opinion, and with the exception of a "going concern" qualification because of substantial losses from operations in recent years, were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the Registrant's two most recent fiscal years, and since then, Grant Thornton LLP has not advised the Registrant that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That Grant Thornton LLP needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

           The Registrant has provided Grant Thornton LLP with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by reference. See Item 7 of this Report.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.


          Exhibits

         16         Letter regarding change in certifying accountants

                    10-KSB Annual Report for the year ended February 28,
                    1998*

          * Previously filed with the Securities and Exchange Commission and incorporated herein by reference.



                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 3/22/99                   By /s/ Steven K. Hansen
     -----------                -------------------------
                                Steven K. Hansen, President and CEO